First Eagle Funds
-------------------------------------
     Annual Report - October 31, 2001




                                                   [FIRST EAGLE FUNDS LOGO]

                               FIRST EAGLE FUNDS
                       ANNUAL REPORT -- OCTOBER 31, 2001

Dear Fellow Investors:

    The First Eagle Funds ended their fiscal year period on October 31, 2001. First Eagle Fund of America and First Eagle International Fund performances for their no-load Class Y Shares relative to the indices are described below.

    FIRST EAGLE FUND OF AMERICA'S net asset value increased 4.79%, adjusted for distributions for the period from November 1, 2000 through October 31, 2001, while the unmanaged Standard & Poor's 500 Stock Index, adjusted for distributions, decreased 24.95% for the same period. Additionally, the unmanaged Standard & Poor's Midcap 400 Index, adjusted for distributions, was down 13.34% for the same period.

    FIRST EAGLE INTERNATIONAL FUND'S net asset value decreased 31.02%, adjusted for distributions for the period from November 1, 2000 through October 31, 2001, while the broad-based, unmanaged Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, adjusted for distributions, was down 24.93% for the same period. In addition, the unmanaged MSCI World Ex-USA Index, adjusted for distributions, decreased 25.35% for this period.

    As always, we take this opportunity to review with our shareholders the activity of the Funds and the principles which guide us in the day-to-day business of investing the funds you have entrusted to us.

    Forecasting the economic outlook for the next several quarters, always a challenging and imprecise endeavor, currently requires consideration of incalculable variables. Prior to the tragedy on September 11th, domestic as well as global economic conditions had deteriorated substantially. On the previous Friday, the S&P 500 had reached a three-year low, and the Japanese Nikkei, a seventeen-year low. Nearly every important measure of economic performance (corporate profit and spending, employment trends, industrial production, consumer sentiment, commodity prices, company surveys) continued to register declines. All these worries, however, paled in light of the horrific events of September 11th. We now confront a less predictable future and the risk premium associated with all investments will rise.

    Our cautious outlook is offset by the presence of several factors which mitigate the uncertainties of the current situation. Fiscal and monetary policies required to support a recovery are being aggres-sively pursued. The inventory cycle correction will most likely conclude its adjustment over the next several quarters, setting the stage for a recovery in output and industrial production. The current round of corporate downsizing should allow companies to rescale their business models to a reduced level of business activity and thus restore profitability. Ultimately this process will run its course, and the economy will find a new base from which to resume profitable growth. Furthermore, many valuations now appear attractive given what we believe to be the generally depressed level of business activity.

    The top performer for the year in FIRST EAGLE FUND OF AMERICA was L-3 Communications Holdings Inc., a New York-based government contractor. Defense stocks were expected to do well this year as investors anticipated an increase in military spending under the Bush administration. After the terrorist attacks, however, shares of defense contractors surged even more as they are expected to profit from even greater defense spending. The greatest immediate demand is expected to be for sophisticated communications equipment for use in spying and counter-terrorism initiatives. L-3 Communications is a leader in communications systems for high performance intelligence collection, imagery processing and ground, air, sea and satellite communication. Additionally, the company produces cockpit-voice recorders and bomb-detection gear. The firm has been developing bomb-detection equipment for about four years now. They are starting to deliver airport security equipment to be used for scanning checked baggage. Also adding significantly to our performance this past year were Tricon Global Restaurants, Inc., a fast-food chain operating under the KFC, Taco Bell, and Pizza Hut brands, and Storage Technology Corp., a maker of data storage systems. Both of these companies experienced recent management changes which are expected to increase profitability. Along with these successes, we of course had some disappointments as well. As a consequence of the terrorist attacks, business and leisure travel has dropped considerably having a long-term negative impact on airlines and hotels. Accordingly, we eliminated some of our positions in the Hotel & Leisure industry and realized a loss on Starwood Hotels & Resorts Worldwide, Inc., Park Place Entertainment Corp., and Hilton Hotels Corp. We also eliminated our position in Comdisco, Inc. In July, Comdisco filed for Chapter 11 after sinking $3 billion into start-ups that failed to turn profits. Though demand for disaster recovery services is expected to increase, Comdisco's stock continued its downward trend. SunGard Data Systems Inc. just recently acquired Comdisco's computer disaster recovery business for $825 million in cash as part of a bankruptcy court action.

    Biogen, Inc. has been one of our top positions for a greater part of the year as we feel the stock is an excellent value. While the growth in sales of Avonex (for multiple sclerosis) has begun slowing, revenue from the drug should continue to be substantial. Additionally, the biotech firm is about to reach an important milestone in the near future as Amevive (for the treatment of psoriasis) has recently completed Phase III clinical trials and should be approved by the FDA within a year. The psoriasis market is particularly attractive with over 5.5 million patients just in the U.S. The potential exists to generate more than $3 billion in sales for a psoriasis cure.

    One of FIRST EAGLE INTERNATIONAL FUND'S most helpful positions this year was the Franco-Belgian conglomerate Suez SA. Suez was formed by the 1997 merger of Compagnie de Suez (builder of the Suez Canal) and the water utility Lyonnaise des Eaux. Suez is the world's second-largest water company (following France's Vivendi) and operates private infrastructure services in more than 120 countries. In recent years, Suez has exited its non-core assets in real estate, banking, insurance and other financial services in order to focus on its core activities of water, energy and waste. The company confirmed that its core business, excluding any future acquisitions, should return double-digit growth in both revenues and earnings through 2004. The stability offered by Suez' business of water and waste treatment contracts made the stock a relatively secure place to hide during this time of volatility. In this uncertain and nervous environment, traditional safe-haven areas such as tobacco, utilities, gas and pharmaceuticals performed the best. At the other extreme, a position that hurt the portfolio was Vestas Wind Systems SA. Vestas, a Danish company, leads the world in wind-powered electricity, an industry that is expected to grow 20 - 30% per year over the next twenty years. With its excellent management, leading position in a secular growth industry, high and increasing returns on capital and propensity for beating analysts' earnings estimates, Vestas' stock had been awarded a premium rating by the markets. Last quarter, this honor turned into a problem as investors ignored the company's growth prospects and indiscriminately sold off any stock with a high multiple.

    During the year, we completely eliminated our positions in Japan, leaving us without any assets in the Pacific region. The honeymoon period for Japan's new Prime Minister Koizumi came to a quick close as the country's economy continued to deteriorate and the hard work of developing policies to stimulate the economy proved more difficult than promised. Japan's economy has now technically entered a recession, as the worldwide slowdown in IT spending has curbed its technology exports. The Nikkei Index continued to set lows not seen since the mid-1980's. Due to its reliance on exports, the Asia/Pacific region is disproportionately affected by slowing world economic growth. While valuations have decreased to somewhat attractive levels, the increased risk and uncertainty in the major economies have largely kept us from jumping into these markets.

    It is often said that it is darkest before the dawn. We would like to believe that this is where the markets now stand. Investors know that fourth quarter earnings -- at the least -- will be poor, that companies are announcing significant layoffs, that economies are in recession and that the world has been catapulted into a military conflict whose boundaries and scope are unclear. On the other hand, we are encouraged that the Fed has been pumping massive liquidity into the markets with aggressive interest rate cuts, that business inventories appear to be declining, that investors have cash piled up on the sidelines and that many stocks are now cheaper than they've been in years. While we don't expect a V-shaped recovery, we are more tempted now than in recent months to deploy the cash that has built up in our funds to add to existing investments, as well as initiate new positions when we find companies that meet our investment criteria.

    Thank you for your continued confidence,

Your Investment Team at
Arnhold and S. Bleichroeder Advisers, Inc.

December 2001

                                                          -----------------
FIRST EAGLE FUND OF AMERICA                                 FUND OVERVIEW
10/31/2001


The First Eagle Fund of America is a non-diversified U.S. equity fund with a unique, event-driven bias. The Fund focuses on identifying companies poised to benefit from change that the market has not yet recognized. It seeks capital appreciation with above-average long-term returns.

-----------------------------
 PERFORMANCE COMPARISON:


              AVERAGE ANNUAL RATES OF RETURN AS OF OCTOBER 31, 2001

                                                  ONE-YEAR    FIVE-YEAR   TEN-YEAR
                                                  --------    ---------   --------
First Eagle Fund of America (Y Shares).              4.79%      14.23%     17.20%
S&P 500 Index...................................   (24.95)%     10.01%     12.73%


                      First Eagle Fund         S&P 500
                         Of America            w/income
                      ----------------         --------
10/31/91                  10000                  10000
10/31/92                  11602                  10995
10/31/93                  15687                  12633
10/31/94                  16275                  13116
10/31/95                  19782                  16578
10/31/96                  25145                  20570
10/31/97                  32934                  27169
10/31/98                  39256                  33138
10/31/99                  43996                  41637
10/31/00                  46660                  44158
10/31/01                  48895                  33139

Performance is historical and is not indicative of future results. The Fund's results assume reinvestment of dividends and distributions. The Standard & Poor's 500 Stock Index is a widely recognized unmanaged index of the stocks of 500 U.S. companies.

---------------
TOP 10 HOLDINGS
Biogen, Inc.                      4.20%
General Dynamics Corp.            4.12%
Thermo Electron Corp.             2.98%
American Standard Cos. Inc.       2.86%
L-3 Communications Holdings
 Inc.                             2.86%
Cephalon Inc.                     2.65%
Aon Corp.                         2.52%
Tricon Global Restaurants, Inc.   2.51%
Packaging Corp. of America        2.49%
Storage Technology Corp.          2.46%

-----------------
 ASSET ALLOCATION

U.S. Stocks and Options          68.82%
U.S. Dollar Cash and
Equivalents                      31.18%

--------------
 TOP 5 SECTORS

Industrials                      18.09%
Health Care                      12.60%
Information Technology           11.91%
Consumer Discretionary           10.87%
Financial                         8.83%

The Fund's portfolio composition is subject to change at any time.

                          FIRST EAGLE FUND OF AMERICA
                            SCHEDULE OF INVESTMENTS
                                October 31, 2001

                                                               MARKET
  SHARES                                         COST          VALUE
------------------------------------------------------------------------
COMMON STOCK (72.80%)
CONSUMER STAPLES (2.34%)
   181,100   Clorox Co.'D'                   $  6,319,470   $  6,465,270
   525,200   Rite Aid Corp.*                    3,913,579      2,899,104
                                             ------------   ------------
                                               10,233,049      9,364,374
CONSUMER DISCRETIONARY (10.87%)
   247,950   Dun & Bradstreet Corp.*'D'         4,333,867      7,750,917
   144,000   International Game
             Technology*'D'                     3,922,476      7,351,200
   405,400   Mandalay Resort Group*'D'          8,341,507      6,689,100
   204,100   Mattel Inc.*'D'                    2,279,906      3,863,613
   229,300   TJX Cos Inc.'D'                    5,611,408      7,750,340
   198,600   Tricon Global Restaurants,
             Inc.*'D'                           6,073,537     10,047,174
                                             ------------   ------------
                                               30,562,701     43,452,344
ENERGY (0.94%)
    69,000   Phillips Petroleum Co.'D'          3,910,892      3,754,290
                                             ------------   ------------
FINANCIAL (8.83%)
   264,800   Aon Corp.'D'                       8,542,918     10,072,992
    68,800   Hartford Financial Services
             Group, Inc.'D'                     3,656,992      3,715,200
    83,500   Lincoln National Corp.'D'          4,265,842      3,536,225
   133,800   Metris Cos., Inc.                  3,494,701      2,168,898
   600,000   Saxon Capital Acquisition Co.
             144(A)*                            6,010,000      6,075,000
   119,500   USA Education Inc.'D'              8,082,925      9,746,420
                                             ------------   ------------
                                               34,053,378     35,314,735
HEALTH CARE (12.60%)
    66,800   Becton, Dickinson & Co.'D'         1,813,782      2,391,440
   305,100   Biogen, Inc.*'D'                  16,244,993     16,780,500
   209,400   Celgene Corp.*'D'                  5,914,794      6,893,448
   168,200   Cephalon, Inc.*'D'                 9,557,569     10,605,010
    41,300   CIGNA Corp.'D'                     3,729,006      3,010,770
    93,000   ICN Pharmaceuticals, Inc.'D'       2,575,517      2,251,530
   146,900   Tenet Healthcare Corp.*'D'         3,924,208      8,449,688
                                             ------------   ------------
                                               43,759,869     50,382,386

See Notes to Financial Statements.
                                       6

                                                               MARKET
                                 SHARES          COST          VALUE
------------------------------------------------------------------------
INDUSTRIALS (18.09%)
    72,000   Alliant Techsystems*'D'         $  4,430,400   $  6,282,720
   197,700   American Standard Cos.
             Inc.*'D'                           8,539,994     11,446,830
   375,450   Ceridian Corp.*'D'                 5,355,395      6,191,171
   165,650   Certegy Inc.*'D'                   4,162,005      4,721,025
   372,300   Equifax Inc.                       6,794,512      8,324,628
   202,100   General Dynamics Corp.'D'         14,738,900     16,491,360
    37,515   Kadant Inc.*                         511,695        487,695
   131,600   L-3 Communications Holdings
             Inc.*'D'                           8,806,989     11,432,092
   284,900   Waste Management Inc.'D'           5,556,717      6,980,050
                                             ------------   ------------
                                               58,896,607     72,357,571
INFORMATION TECHNOLOGY (11.91%)
   189,600   Amphenol Corp.*'D'                 6,368,590      8,446,680
    64,890   Arbitron Inc.*'D'                  1,503,276      1,752,030
   331,700   Cadence Design System*'D'          6,285,787      7,012,138
   196,600   Harris Corp.'D'                    5,119,643      6,739,448
   523,400   Storage Technology Corp.*'D'       8,501,956      9,824,218
   100,000   Tektronix Inc.*'D'                 1,840,000      1,970,000
   563,000   Thermo Electron Corp.*'D'         11,825,049     11,901,820
                                             ------------   ------------
                                               41,444,301     47,646,334
MATERIALS (7.22%)
    87,900   Ball Corp.'D'                      3,536,902      5,409,366
    33,900   Bowater Inc.'D'                    1,562,783      1,516,008
    87,300   International Paper Co.'D'         3,260,861      3,125,340
   169,700   Millipore Corp.'D'                 8,191,465      8,875,310
   561,700   Packaging Corp. of America*'D'     7,795,023      9,942,090
                                             ------------   ------------
                                               24,347,034     28,868,114
                                             ------------   ------------
             TOTAL COMMON STOCK               247,207,831    291,140,148
                                             ------------   ------------
PREFERRED STOCK (0.65%)
    67,777   Assistive Technology Inc.
             Ser. E-1*'D'D'                       883,921        883,921
    51,966   Assistive Technology Inc.
             Ser. E-2*'D'D'                       500,000        500,000
     1,200   Tidewater Holdings Inc.
             Ser. A Conv.*'D'D'                 1,200,000      1,200,000
                                             ------------   ------------
             TOTAL PREFERRED STOCK              2,583,921      2,583,921
                                             ------------   ------------
WARRANTS (0.00%)
     9,873   Assistive Technology
             Inc.*'D'D'                               382            382
    11,177   Assistive Technology Inc.
             Ser. E-1*'D'D'                             0              0
                                             ------------   ------------
             TOTAL WARRANTS                           382            382
                                             ------------   ------------
OTHER INVESTMENTS (0.27%)
        16   Euro Outlet Malls, L.P.*'D'D'              0      1,100,000
                                             ------------   ------------

See Notes to Financial Statements.
                                       7

                                                            MARKET
 PRINCIPAL                                    COST          VALUE
---------------------------------------------------------------------
SHORT TERM INVESTMENTS (30.54%)
$ 1,750,000   United States Treasury
               Bill 11/01/01              $  1,750,000   $  1,750,000
  3,000,000   United States Treasury
               Bill 11/15/01                 2,996,185      2,997,456
 15,500,000   United States Treasury
               Bill 11/23/01                15,469,295     15,479,540
  6,000,000   United States Treasury
               Bill 12/06/01                 5,981,683      5,988,156
 16,000,000   United States Treasury
               Bill 12/20/01                15,949,976     15,956,448
 26,000,000   United States Treasury
               Bill 12/27/01                25,909,000     25,919,114
  3,000,000   United States Treasury
               Bill 1/03/02                  2,988,870      2,989,605
  9,500,000   United States Treasury
               Bill 1/10/02                  9,461,072      9,463,245
  4,000,000   United States Treasury
               Bill 1/17/02                  3,981,862      3,982,976
 36,500,000   United States Treasury
               Bill 1/24/02                 36,324,962     36,330,530
  1,300,000   United States Treasury
               Bill 1/31/02                  1,293,494      1,293,422
                                          ------------   ------------
              TOTAL SHORT TERM
               INVESTMENTS                 122,106,399    122,150,492
                                          ------------   ------------
CONTRACTS
---------------------------------------------------------------------
COVERED CALL OPTIONS WRITTEN (-4.90%)
        720   Alliant Techsystems
               @ $65 exp. Feb. 2002                        (1,810,800)
        175   American Standard Cos. Inc.
               @ $55 exp. Nov. 2001                           (63,875)
        395   American Standard Cos. Inc.
               @ $60 exp. Dec. 2001                           (84,925)
        616   American Standard Cos. Inc.
               @ $60 exp. Jan. 2002                          (187,880)
        380   Amphenol Corp
               @ $35 exp. Nov. 2001                          (359,100)
        632   Amphenol Corp
               @ $40 exp. Nov. 2001                          (309,680)
        884   Amphenol Corp
               @ $40 exp. Jan. 2002                          (605,540)
        388   Aon Corp.
               @ $35 exp. Nov. 2001                          (135,800)
        670   Aon Corp.
               @ $40 exp. Dec. 2001                           (85,425)
        648   Arbitron Inc.
               @ $30 exp. Nov. 2001                           (16,200)

See Notes to Financial Statements.
                                       8

                                                            MARKET
CONTRACTS                                                   VALUE
---------------------------------------------------------------------
         76   Ball Corp.
               @ $55 exp. Nov. 2001                      $    (50,920)
        351   Ball Corp.
               @ $60 exp. Nov. 2001                           (91,260)
        112   Ball Corp.
               @ $65 exp. Dec. 2001                           (19,320)
        340   Ball Corp.
               @ $50 exp. Feb. 2002                          (421,600)
        668   Becton, Dickinson & Co.
               @ $35 exp. Dec. 2001                          (220,440)
      1,515   Biogen, Inc.
               @ $60 exp. Dec. 2001                          (340,875)
        339   Bowater Inc.
               @ $45 exp. Dec. 2001                           (66,953)
      3,312   Cadence Design System
               @ $20 exp. Feb. 2002                        (1,291,680)
      1,035   Celgene Corp.
               @ $30 exp. Nov. 2001                          (434,700)
      1,059   Celgene Corp.
               @ $30 exp. Apr. 2002                          (841,905)
        870   Cephalon, Inc.
               @ $60 exp. Nov. 2001                          (456,750)
        292   Cephalon, Inc.
               @ $65 exp. Nov. 2001                           (73,000)
        520   Cephalon, Inc.
               @ $55 exp. Feb. 2002                          (673,400)
        200   Ceridian Corp.
               @ $20 exp. Nov. 2001                            (5,000)
        993   Certegy Inc.
               @ $30 exp. Dec. 2001                          (101,783)
        175   Certegy Inc.
               @ $30 exp. Jan. 2002                           (25,812)
        413   CIGNA Corp.,
               @ $85 exp. Jan. 2002                           (57,820)
        611   Clorox Co.
               @ $35 exp. Jan. 2002                          (161,915)
        611   Clorox Co.
               @ $40 exp. Jan. 2002                           (54,990)
         20   Dun & Bradstreet Corp.
               @ $30 exp. Feb. 2002                            (5,650)
      1,783   General Dynamics Corp
               @ $80 exp. Jan. 2002                        (1,239,185)
        238   General Dynamics Corp
               @ $85 exp. Jan. 2002                           (99,960)
      1,032   Harris Corp.
               @ $30 exp. Nov. 2001                          (454,080)
        394   Harris Corp.
               @ $35 exp. Nov. 2001                           (25,610)

See Notes to Financial Statements.
                                       9

                                                            MARKET
CONTRACTS                                                   VALUE
---------------------------------------------------------------------
         20   Harris Corp.
               @ $35 exp. Dec. 2001                      $     (3,400)
        355   Harris Corp.
               @ $35 exp. Feb. 2002                           (94,075)
        688   Hartford Fin'l Svcs. Group, Inc.
               @ $55 exp. Nov. 2001                           (94,600)
        930   ICN Pharmaceuticals, Inc.
               @ $35 exp. Dec. 2001                           (13,950)
        873   International Paper Co.
               @ $37.50 exp. Dec. 2001                       (113,490)
        461   International Game Technology
               @ $50 exp. Nov. 2001                          (121,012)
        670   International Game Technology
               @ $50 exp. Dec. 2001                          (274,700)
        309   International Game Technology
               @ $55 exp. Dec. 2001                           (65,663)
        666   L-3 Communications Holdings Inc.
               @ $65 exp. Apr. 2002                        (1,714,950)
        650   L-3 Communications Holdings Inc.
               @ $70 exp. Apr. 2002                        (1,439,750)
        468   Lincoln National Corp.
               @ $45 exp. Dec. 2001                           (63,180)
        216   Lincoln National Corp.
               @ $45 exp. Jan. 2002                           (31,320)
        850   Mandalay Resort Group
               @ $17.50 exp. Dec. 2001                       (102,000)
      2,200   Mandalay Resort Group
               @ $25 exp. Dec. 2001                           (44,000)
      2,041   Mattel Inc.
               @ $20 exp. Jan. 2002                          (183,690)
        576   Millipore Corp
               @ $55 exp. Nov. 2001                           (47,520)
        375   Millipore Corp
               @ $60 exp. Nov. 2001                            (9,375)
      1,882   Packaging Corp. of America
               @ $17.50 exp. Dec. 2001                       (230,545)
      1,404   Packaging Corp. of America
               @ $20 exp. Jan. 2002                           (80,730)
        690   Phillips Petroleum Co.
               @ $60 exp. Nov. 2001                           (10,350)
      1,574   Storage Technology Corp. @
               $15 exp. Dec. 2001                            (629,600)
      1,047   Storage Technology Corp. @
               $20 exp. Jan. 2002                            (123,022)
        500   Tektronix Inc.
               @ $20 exp. Dec. 2001                           (73,750)

See Notes to Financial Statements.
                                       10

                                                            MARKET
CONTRACTS                                  COST             VALUE
---------------------------------------------------------------------
         94   Tenet Healthcare Corp.
               @ $65 exp. Dec. 2001                      $     (8,930)
      1,375   Tenet Healthcare Corp.
               @ $60 exp. Feb. 2002                          (550,000)
      1,908   Thermo Electron Corp.
               @ $22.50 exp. Dec. 2001                       (205,110)
      1,093   TJX Companies Inc. @ $30
               exp. Nov. 2001                                (426,270)
      1,200   TJX Companies
               @ $30 exp. Jan. 2002                          (588,000)
         20   Tricon Global Restaurants, Inc.
               @ $40 exp. Nov. 2001                           (21,400)
        694   Tricon Global Restaurants, Inc.
               @ $50 exp. Dec. 2001                          (190,850)
        748   Tricon Global Restaurants, Inc.
               @ $45 exp. Jan. 2002                          (538,560)
        524   Tricon Global Restaurants, Inc.
               @ $50 exp. Jan. 2002                          (183,400)
        175   USA Education Inc.
               @ $85 exp. Nov. 2001                           (10,938)
        299   USA Education Inc.
               @ $80 exp. Jan. 2002                          (159,965)
        598   USA Education Inc.
               @ $85 exp. Jan. 2002                          (167,440)
        123   USA Education Inc.
               @ $90 exp. Jan. 2002                           (15,682)
        712   Waste Management Inc.
               @ $27.50 exp. Nov. 2001                        (10,680)
      1,424   Waste Management Inc.
               @ $27.50 exp. Dec. 2001                        (78,320)
                                                         ------------
              TOTAL COVERED CALL OPTIONS WRITTEN
               (PREMIUM $22,696,803)                      (19,594,050)
                                                         ------------
              TOTAL INVESTMENT
               PORTFOLIO (99.36%)         $349,201,730**  397,380,893
                                          ------------
                                          ------------
              Other assets in excess of
                 liablities (0.64%)                         2,549,289
                                                         ------------
              NET ASSETS (100.00%)                       $399,930,182
                                                         ------------
                                                         ------------

See Notes to Financial Statements.
                                       11

           * Non-income producing security

          ** At October 31, 2001, the cost of investments for federal income tax purposes equals $351,951,152.

         'D' At October 31, 2001, a portion of this security was segregated to cover collateral requirement for options.

       'D'D' Restricted security priced at fair value by the Valuation Committee of the Board of Trustees. Represents ownership interest in a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on October 31, 2001 is shown below:

             Security                                         Acquisition Date      Cost
             ------------------------------------------------------------------------------
             Assistive Technology Inc. Ser. E-1                   10/31/95       $  883,921
             Assistive Technology Inc. Ser. E-2                   12/19/96          500,000
             Assistive Technology Inc. Warrants                   10/21/98              382
             Assistive Technology Inc. Ser. E-1 Warrants          10/21/98           --
             Euro Outlet Malls, L.P.                              12/30/94           --
             Tidewater Holdings Inc. Ser. A Conv. Pfd. Stock       7/09/96        1,200,000

See Notes to Financial Statements.
                                       12

                                                          -----------------
FIRST EAGLE INTERNATIONAL FUND                              FUND OVERVIEW
10/31/2001


The First Eagle International Fund is a non-diversified international equity fund that seeks to unearth companies in dynamic growth environments, undiscovered smaller companies, and restructuring opportunities. The fund utilizes in-house research plus a long-established foreign information network. The objective is capital appreciation with above-average long-term returns.

------------------------
 PERFORMANCE COMPARISON:


              AVERAGE ANNUAL RATES OF RETURN AS OF OCTOBER 31, 2001



                                                                           SINCE
                                                  ONE-YEAR   FIVE-YEAR   INCEPTION
                                                  --------   ---------   ---------
                                                                         (04-04-94)
First Eagle International Fund (Y Shares).         (31.02)%    (1.45)%      2.04
MSCI EAFE Index                                    (24.93)%     0.57%       2.78%


                          First Eagle             MSCI
                      International Fund        EAFE Index
                      ------------------        ----------
  4/4/94                     10000                10000
10/31/94                     10024                10871
10/31/95                     10696                10831
10/31/96                     12533                11965
10/31/97                     13767                12519
10/31/98                     14571                13727
10/31/99                     15942                16888
10/31/00                     16887                16399
10/31/01                     11650                12311

Performance is historical and is not indicative of future results. The Fund's results assume reinvestment of dividends and distributions. The Morgan Stanley Capital International (MSCI) EAFE Index returns assume reinvestment of dividends. This is a widely followed index of an unmanaged group of stocks from 20 international markets and is not available for purchase.

-----------------
TOP 10 HOLDINGS
Suez SA (France)                  5.34%
Vivendi SA (France)               5.10%
Altran Technologies SA
 (France)                         4.94%
IHC Caland NV (Netherlands)       4.87%
GlaxoSmithKline plc
 (United Kingdom)                 4.37%
Deutsche Post AG (Germany)        4.34%
AXA (France)                      4.31%
Allianz AG (Germany)              4.31%
Riunone Adriatica Di Sicurta
 SpA (Italy)                      4.08%
Compagnie De Saint-Gobain
 (France)                         3.66%

--------------------------------------
 ASSET ALLOCATION

Foreign Stocks                   83.50%
U.S. Dollar Cash and
Equivalents                      16.50%

--------------------------------------
 TOP 5 COUNTRIES

France                           30.56%
Netherlands                      19.02%
Germany                          15.28%
Italy                             6.50%
Spain                             4.61%

The Fund's portfolio composition is subject to change at any time.

                                       13

                         FIRST EAGLE INTERNATIONAL FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 2001

                                                             MARKET
  SHARES                                        COST          VALUE
----------------------------------------------------------------------
COMMON STOCK (83.50%)
DENMARK (3.16%)
    15,935   Carlsberg AS (beverages)        $   652,122   $   678,422
                                             -----------   -----------
FRANCE (30.56%)
    23,122   Altran Technologies SA
              (IT consulting & services)       1,162,321     1,062,085
    42,348   AXA (insurance)                     949,911       926,836
     7,753   Casino Guichard Perrachon SA
              (food & drug retailing)            786,671       580,625
     7,407   Coface (insurance)                  713,539       389,933
     5,650   Compagnie De Saint-Gobain
              (building products)                818,501       786,214
    10,692   Neopost SA* (commercial
              services and supplies)             320,533       317,787
     8,506   Renault SA (automobiles)            396,643       259,327
    36,508   Suez SA (multi-utilities)         1,244,167     1,148,551
    23,455   Vivendi SA (media)                1,423,992     1,096,393
                                             -----------   -----------
                                               7,816,278     6,567,751
GERMANY (15.28%)
     3,930   Allianz AG (insurance)            1,329,214       926,671
     2,462   Muenchener Rueckversicherungs
              AG (insurance)                     729,157       650,818
    64,860   Deutsche Post AG (air freight
              & couriers)                      1,280,668       932,338
     7,300   Volkswagen AG (automobiles)         281,700       280,089
    10,845   Wella AG (personal products)        537,999       493,270
                                             -----------   -----------
                                               4,158,738     3,283,186
ITALY (6.50%)
    33,000   Luxottica Group SpA ADR
              (healthcare equipment &
              supplies)                          491,651       520,080
    72,998   Riunone Adriatica Di Sicurta
              SpA (insurance)                    808,147       876,405
                                             -----------   -----------
                                               1,299,798     1,396,485

See Notes to Financial Statements.
                                       14

                                                             MARKET
  SHARES                                       COST          VALUE
----------------------------------------------------------------------
NETHERLANDS (19.02%)
    19,294   Aalberts Industries NV
              (industrial conglomerate)      $   370,073   $   304,105
    24,024   Aegon NV (insurance)                653,334       603,689
    27,342   Fortis NV (diversified
              financials)                        699,148       647,664
    24,124   Hunter Douglas NV (household
              durables)                          694,602       548,623
    20,955   IHC Caland NV (machinery)         1,032,725     1,046,533
    26,622   ING Groep NV (diversified
              financials)                        915,606       664,177
     7,469   Nutreco Holdings NV (food
              products)                          284,480       272,783
                                             -----------   -----------
                                               4,649,968     4,087,574
SPAIN (4.61%)
    27,193   Centros Commerciales Carrefour
              SA (food & drug retailing)         390,601       333,823
    70,909   NH Hoteles, SA (hotels,
              restaurants & leisure)             876,808       657,174
                                             -----------   -----------
                                               1,267,409       990,997
UNITED KINGDOM (4.37%)
    34,965   GlaxoSmithKline plc
              (pharmaceuticals)                  950,949       940,217
                                             -----------   -----------
TOTAL COMMON STOCK                            20,795,262    17,944,632
                                             -----------   -----------
 PRINCIPAL
----------------------------------------------------------------------
SHORT TERM INVESTMENTS (16.47%)
$2,750,000   United States Treasury Bill
              due 12/20/01                     2,741,402     2,742,514
   800,000   United States Treasury Bill
              due 12/27/01                       797,200       797,512
                                             -----------   -----------
TOTAL SHORT TERM INVESTMENTS                   3,538,602     3,540,026
                                             -----------   -----------
             TOTAL INVESTMENT PORTFOLIO
              (99.97%)                       $24,333,864**  21,484,657
                                             -----------
                                             -----------
             Other assets in excess of
              liabilities (0.03%)                                6,253
                                                           -----------
             NET ASSETS (100.00%)                          $21,490,911
                                                           -----------
                                                           -----------

             * Non-income producing security

             ** At October 31, 2001 the cost of investments for
              federal income tax purposes equals $24,406,833.

See Notes to Financial Statements.
                                       15

                      STATEMENTS OF ASSETS AND LIABILITIES
                                October 31, 2001

                                                FIRST EAGLE        FIRST EAGLE
                                              FUND OF AMERICA   INTERNATIONAL FUND
ASSETS:
  Investments -- Cost                          $249,792,134        $20,795,262
  Short-term investments -- Cost                122,106,399          3,538,602

  Investments, at value                         294,824,451         17,944,632
  Short-term investments, at value              122,150,492          3,540,026
  Cash                                              622,181             67,502
  Dividends and interest receivable                 232,302             56,709
  Receivable for Fund shares sold                 1,479,814                503
  Receivable for investments sold                 2,553,509                 --
                                               ------------        -----------
  TOTAL ASSETS                                  421,862,749         21,609,372
                                               ------------        -----------
LIABILITIES:
  Options written at value*                      19,594,050                 --
  Payable for investments purchased                  11,000                 --
  Payable for Fund shares redeemed                1,770,854                949
  Management fee payable                            338,758             18,386
  Accrued operating expenses                        217,905             99,126
                                               ------------        -----------
  TOTAL LIABILITIES                              21,932,567            118,461
                                               ------------        -----------
  NET ASSETS                                   $399,930,182        $21,490,911
                                               ------------        -----------
                                               ------------        -----------

Net Assets were comprised of:
  Par value of capital shares (note 5)              191,754             24,429
  Capital paid in excess of par value
    (note 5)                                    343,351,144         32,439,863
  Net unrealized appreciation/(depreciation)
    of investments, written options and
    foreign currency related transactions        48,179,163         (2,849,146)
  Accumulated net realized gain/(loss) on
    investments, written options and foreign
    currency related transactions                 8,208,121         (8,124,235)
                                               ------------        -----------
  NET ASSETS                                   $399,930,182        $21,490,911
                                               ------------        -----------
                                               ------------        -----------
SHARES OUTSTANDING
  Class Y                                        18,815,378          2,386,271
  Class C                                           293,383             50,512
  Class A                                            66,668              6,133
NET ASSET VALUE PER SHARE:
  Class Y (and redemption price)                     $20.87              $8.80
  Class C **                                         $20.24              $8.50
  Class A                                            $20.72              $8.73

 * Premiums received for First Eagle Fund of America were $22,696,803.

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

See Notes to Financial Statements.

                            STATEMENTS OF OPERATIONS
                      For the year ended October 31, 2001

                                             FIRST EAGLE        FIRST EAGLE
                                           FUND OF AMERICA   INTERNATIONAL FUND
INVESTMENT INCOME:
   Dividend income                           $ 2,823,902        $    371,723
   Interest income                             1,714,653             110,763
   Less: Foreign withholding tax                      --             (41,082)
                                             -----------        ------------
      TOTAL INVESTMENT INCOME                  4,538,555             441,404
                                             -----------        ------------

EXPENSES:
   Advisory fees (note 2)                      3,964,958             276,691
   Service fees (note 2)                         991,237              69,173
   Distribution fees (note 2)                     48,291               4,326
   Transfer agent fees                           240,030              64,621
   Custodian fees                                 97,174              18,713
   Accounting fees                                88,272              16,360
   Legal fees                                     75,931              79,443
   Registration fees                              50,092              42,855
   Audit fees                                     49,200              47,325
   Trustee fees                                   34,129              32,625
   Printing fees                                  33,496              15,534
   Miscellaneous fees                             63,791              11,368
                                             -----------        ------------
      TOTAL EXPENSES                           5,736,601             679,034
                                             -----------        ------------

   NET INVESTMENT LOSS                        (1,198,046)           (237,630)
                                             -----------        ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN
CURRENCY RELATED TRANSACTIONS:
   Net Realized Gain/(Loss) from:
    Investment transactions                   18,586,775          (6,307,552)
    Forward foreign currency contracts                --             124,536
                                             -----------        ------------

   NET REALIZED GAIN/(LOSS)                   18,586,775          (6,183,016)
                                             -----------        ------------
Change in Net Unrealized Appreciation of
 Investments, Written Options and Foreign
 Currency Related Transactions:
    Beginning of year                         49,524,351             857,487
    End of year                               48,179,163          (2,849,146)
                                             -----------        ------------

DECREASE IN NET UNREALIZED APPRECIATION       (1,345,188)         (3,706,633)
                                             -----------        ------------

NET GAIN/(LOSS) ON INVESTMENTS, WRITTEN
 OPTIONS AND FOREIGN CURRENCY RELATED
 TRANSACTIONS                                 17,241,587          (9,889,649)
                                             -----------        ------------
INCREASE/(DECREASE) IN NET ASSETS FROM
 OPERATIONS                                  $16,043,541        $(10,127,279)
                                             -----------        ------------
                                             -----------        ------------

See Notes to Financial Statements.

                          FIRST EAGLE FUND OF AMERICA
                      STATEMENTS OF CHANGES IN NET ASSETS
           For the years ended October 31, 2001 and October 31, 2000

                                          2001                2000
OPERATIONS:
 Net investment loss                  $  (1,198,046)      $    (903,545)
 Net realized gain                       18,586,775           3,424,499
 (Decrease)/Increase in net
   unrealized appreciation               (1,345,188)         24,540,151
                                      -------------       -------------
 INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                       16,043,541          27,061,105
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain                       (2,740,380)        (40,736,792)
                                      -------------       -------------
 DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS         (2,740,380)        (40,736,792)
FUND SHARE TRANSACTIONS (NOTE 5):
 Net proceeds from sale of shares       105,743,505         141,679,026
 Net asset value of shares issued
   for reinvestment of capital gains      2,299,097          34,916,258
 Cost of shares redeemed               (106,556,969)       (335,207,899)
                                      -------------       -------------
 INCREASE/(DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           1,485,633        (158,612,615)
                                      -------------       -------------
INCREASE/(DECREASE) IN NET ASSETS        14,788,794        (172,288,302)
NET ASSETS:
 Beginning of year                      385,141,388         557,429,690
                                      -------------       -------------
 END OF YEAR                          $ 399,930,182       $ 385,141,388
                                      -------------       -------------
                                      -------------       -------------

See Notes to Financial Statements.

                         FIRST EAGLE INTERNATIONAL FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
           For the years ended October 31, 2001 and October 31, 2000

                                             2001              2000
OPERATIONS:
 Net investment loss                     $   (237,630)      $  (295,959)
 Net realized (loss)/gain                  (6,183,016)        6,275,168
 Decrease in net unrealized
   appreciation                            (3,706,633)       (3,794,007)
                                         ------------       -----------
 (DECREASE)/INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS              (10,127,279)        2,185,202
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain                         (6,032,886)       (3,094,098)
                                         ------------       -----------
 DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS           (6,032,886)       (3,094,098)
FUND SHARE TRANSACTIONS (NOTE 5):
 Net proceeds from sale of shares           6,338,812         4,286,553
 Net asset value of shares issued for
   reinvestment of capital gains            4,645,243         2,565,949
 Cost of shares redeemed                   (9,121,677)       (5,754,618)
                                         ------------       -----------
 INCREASE IN NET ASSETS FROM FUND SHARE
   TRANSACTIONS                             1,862,378         1,097,884
                                         ------------       -----------
(DECREASE)/INCREASE IN NET ASSETS         (14,297,787)          188,988
NET ASSETS:
 Beginning of year                         35,788,698        35,599,710
                                         ------------       -----------
 END OF YEAR                             $ 21,490,911       $35,788,698
                                         ------------       -----------
                                         ------------       -----------

See Notes to Financial Statements.

                               FIRST EAGLE FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES -- First Eagle Funds, a Delaware business trust (the 'Trust'), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940. The Trust presently consists of two separate portfolios ('Series'): First Eagle Fund of America and First Eagle International Fund (each individually a 'Fund' or collectively the 'Funds'). Each Series has distinct investment objectives and policies. A shareholder's interest is limited to the Series in which she or he owns shares. Each Series offers Class Y, Class C, and Class A shares (inception November 19, 1998). All classes of shares have identical rights to earnings, assets, and voting privileges, except that each class has its own distribution and/or service plan, and has exclusive voting rights with respect to matters affecting only that class.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Equity securities listed on the NASDAQ National Market System are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) and U.S. Government Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other securities are valued at the mean between the most recently quoted bid and asked prices. Short-term debt instruments which mature in less than 60 days are valued at amortized cost, unless the Board of Trustees determines that such valuation does not represent fair value. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Trust's Board of Trustees. A Valuation Committee of the Board of Trustees has been established to determine the value of such securities after consultation with the Trust's investment adviser.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses on security transactions are determined based on the specific identification method. Discounts and premiums on purchases of investments are accreted and amortized, respectively, as adjustments to interest income and cost of securities. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

In November 2000 the American Institute of Certified Public Accountants ('AICPA') issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the 'Guide'). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and discounts on fixed income securities on a scientific basis. Upon adoption, the funds will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment, effective November 1, 2001, is to increase or decrease accumulated net investment income with an offsetting increase or decrease to accumulated unrealized appreciation (depreciation) on investments. This adjustment will therefore, have no effect on the net assets of the funds.

OPTIONS: In order to produce incremental earnings or protect against changes in the value of portfolio securities, a Fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

A Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. A Fund may also use options for speculative purposes, although it does not employ options for this purpose at the present time. A Fund will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sales of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk of buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. A Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

FORWARD CURRENCY CONTRACTS: In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into forward currency contracts. Additionally, a Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. A Fund will realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains or losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

C. FOREIGN CURRENCY TRANSLATION -- The market values of securities which are not traded in United States currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of a Fund are presented at the foreign exchange rates and market values at the close of the period. A Fund does not isolate that portion of gains and losses on investments which is due to change in foreign exchange rates from that which is due to changes in market prices of the equity securities.

D. FEDERAL INCOME TAX STATUS -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no federal income tax provision is required. At October 31, 2001, First Eagle International Fund had a capital loss carryforward of $6,142,706 to offset future capital gain net income. Such loss carryforward, if unused, will expire on October 31, 2009.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, and distribution of net realized gain from investment transactions, if any, will be made annually. The Funds record dividends and distributions to its shareholders on the record date.

F. ESTIMATES AND ASSUMPTIONS -- Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in economic environment, financial markets and any other parameters used in determining these estimates could cause results to differ from these amounts.

G. RECLASSIFICATION OF CAPITAL ACCOUNTS -- On the statements of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus accounting principles generally accepted in the United States of America, such as the treatment of foreign currency gains and losses and distributions paid in connection with the redemption of fund shares, a reclassification has been made to increase/(decrease) undistributed net investment income, accumulated net realized gain on investments, written options and foreign currency related transactions, and capital paid in excess of par value for First Eagle Fund of America and First Eagle International Fund as follows:

                                                Accumulated
                                                    Net          Capital
                                               Realized Gain     Paid-in-
                           Undistributed Net        on            Excess
                           Investment Income    Investments    of Par Value
                           -----------------    -----------    ------------
First Eagle Fund of
 America.................     $1,198,046        $(9,265,560)    $8,067,514
First Eagle International
 Fund....................        237,630         (1,885,180)     1,647,550

NOTE 2. INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT -- Arnhold and S. Bleichroeder Advisers, Inc. (the

'Adviser'), a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc. ('ASB'), manages the Trust. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Trust and the Adviser (the 'Advisory Agreement') an annual advisory fee of 1.0% of the average daily net assets of each Fund.

ASB (the 'Distributor') serves as the distributor of the Trust's Class Y, Class C, and Class A shares. The Distributor receives an annual services fee at the annual rate of 0.25% of the Funds' daily net assets payable monthly, pursuant to a Distribution and Services Agreement which was approved by the Board of Trustees, to cover expenses incurred by ASB for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions.

Shareholders pay the distributor a contingent deferred sales charge ('CDSC') of 1.00% on Class C shares which applies if redemption occurs within the first year of purchase. In addition, the Trust also pays a distribution fee (12b-1) with respect to Class C shares and Class A shares calculated at the annual rate of 0.75% and 0.25% respectively, of the average daily net assets. For the year ended October 31, 2001, total 12b-1 fees for Class C shares and Class A shares were as follows:

                                                  Class C        Class A
                                                  -------        -------
First Eagle Fund of America                       $45,233         $3,058
First Eagle International Fund                      4,188            138

NOTE 3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term investments), during the year ended October 31, 2001 were as follows:

                                           Purchases        Sales
                                           ---------        -----
First Eagle Fund of America               $301,745,890   $372,028,568
First Eagle International Fund              15,658,289     20,593,554

For the year ended October 31, 2001, First Eagle Fund of America had the following written options transactions:

                                     Number of Contracts     Premium
                                     -------------------     -------
First Eagle Fund of America
   Options outstanding at
     October 31, 2000                       12,394         $  9,168,586
   Options written                         275,558           87,934,909
   Options exercised                       (34,632)         (16,278,954)
   Options expired/closed                 (200,421)         (58,127,738)
                                          --------         ------------
   Options outstanding at
     October 31, 2001                       52,899         $ 22,696,803
                                          --------         ------------
                                          --------         ------------

For the year ended October 31, 2001, the First Eagle Fund of America and First Eagle International Fund paid brokerage commissions on securities transactions of $2,029,904 and $94,475 of which $50,330 and $8,278 was paid to ASB, respectively.

NOTE 4. FEDERAL INCOME TAXES -- The aggregate gross unrealized appreciation on investments was $55,722,677 for the First Eagle Fund of America and $393,860 for the First Eagle International Fund and the aggregate gross unrealized depreciation was $10,292,936 and $3,315,975 respectively, resulting in net unrealized appreciation for United States income tax purposes of $45,429,741 and $(2,922,115) respectively.

NOTE 5. CAPITAL SHARES -- The Declaration of the Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. The Trust has established Class Y, Class C, and Class A shares. Each share of a class represents an identical interest in the portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each portfolio were as follows:

                               Year ended                   Year ended
                            October 31, 2001             October 31, 2000
                            ----------------             ----------------
                         Shares        Amount         Shares         Amount
                         ------        ------         ------         ------
FIRST EAGLE FUND OF AMERICA CLASS Y
Shares sold             4,947,230   $ 104,678,808     7,120,501   $ 139,620,630
Shares redeemed        (5,034,052)   (104,465,554)  (16,306,748)   (319,315,046)
Shares issued on
 reinvestment             117,052       2,257,931     1,764,711      33,493,785
                       ----------   -------------   -----------   -------------
Net Increase/
 (Decrease)                30,230   $   2,471,185    (7,421,536)  $(146,200,631)
                       ----------   -------------   -----------   -------------
                       ----------   -------------   -----------   -------------

                               Year ended                   Year ended
                            October 31, 2001             October 31, 2000
                            ----------------             ----------------
                         Shares        Amount         Shares         Amount
                         ------        ------         ------         ------
FIRST EAGLE FUND OF AMERICA CLASS C
Shares sold                35,838   $     768,617        69,694   $   1,328,071
Shares redeemed           (95,300)     (1,891,747)     (763,885)    (14,674,238)
Shares issued on
 reinvestment               1,921          36,181        73,583       1,375,169
                       ----------   -------------   -----------   -------------
Net Decrease              (57,541)  $  (1,086,949)     (620,608)  $ (11,970,998)
                       ----------   -------------   -----------   -------------
                       ----------   -------------   -----------   -------------

FIRST EAGLE FUND OF AMERICA CLASS A
Shares sold                13,819   $     296,080        37,420   $     730,325
Shares redeemed            (9,526)       (199,668)      (59,592)     (1,218,615)
Shares issued on
 reinvestment                 260           4,985         2,498          47,304
                       ----------   -------------   -----------   -------------
Net Increase/
 (Decrease)                 4,553   $     101,397       (19,674)  $    (440,986)
                       ----------   -------------   -----------   -------------
                       ----------   -------------   -----------   -------------

FIRST EAGLE INTERNATIONAL FUND CLASS Y
Shares sold               572,290   $   6,231,067       250,006   $   4,180,093
Shares redeemed          (794,989)     (9,022,301)     (336,161)     (5,639,246)
Shares issued on
 reinvestment             382,674       4,611,227       163,961       2,544,669
                       ----------   -------------   -----------   -------------
Net Increase              159,975   $   1,819,993        77,806   $   1,085,516
                       ----------   -------------   -----------   -------------
                       ----------   -------------   -----------   -------------

FIRST EAGLE INTERNATIONAL FUND CLASS C
Shares sold                 8,013   $      95,518         6,156   $     101,052
Shares redeemed            (8,151)        (99,261)       (6,476)       (114,992)
Shares issued on
 reinvestment               2,846          33,267         1,393          21,280
                       ----------   -------------   -----------   -------------
Net Increase                2,708   $      29,524         1,073   $       7,340
                       ----------   -------------   -----------   -------------
                       ----------   -------------   -----------   -------------

FIRST EAGLE INTERNATIONAL FUND CLASS A
Shares sold                 1,339   $      12,227           291   $       5,408
Shares redeemed               (11)           (115)          (23)           (380)
Shares issued on
 reinvestment                  63             749            --              --
                       ----------   -------------   -----------   -------------
Net Increase                1,391   $      12,861           268   $       5,028
                       ----------   -------------   -----------   -------------
                       ----------   -------------   -----------   -------------

Of the 19,175,429 shares of common stock outstanding for First Eagle Fund of America and 2,442,916 shares of common stock outstanding for First Eagle International Fund at October 31, 2001 ASB owned 34,574 and 13,337 shares and the ASB Profit Sharing Plan owned 517,938 and 304,618 shares respectively. The directors and officers of the Trust owned 1,140,043 shares of First Eagle Fund of America and 433,633 shares of the First Eagle International Fund at October 31, 2001.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR

FIRST EAGLE FUND OF AMERICA CLASS Y

                                                                     FOR THE YEAR ENDED OCTOBER 31,
                                               --------------------------------------------------------------------------
                                                2001             2000             1999             1998             1997
                                                ----             ----             ----             ----             ----
NET ASSET VALUE, BEGINNING OF YEAR             $20.07           $20.46           $21.53           $20.59           $17.97

INCOME FROM INVESTMENT OPERATIONS
   Net investment (loss)/income                 (0.06)           (0.03)            0.07            (0.08)           (0.06)
   Net realized and unrealized gain              1.01             1.18             2.45             3.62             5.31
                                               ------           ------           ------           ------           ------
Total income from investment operations          0.95             1.15             2.52             3.54             5.25
                                               ------           ------           ------           ------           ------

LESS DISTRIBUTIONS FROM:
   Net realized gain                            (0.15)           (1.54)           (3.59)           (2.60)           (2.63)
                                               ------           ------           ------           ------           ------
Total distributions                             (0.15)           (1.54)           (3.59)           (2.60)           (2.63)
                                               ------           ------           ------           ------           ------
NET ASSET VALUE, END OF YEAR                   $20.87           $20.07           $20.46           $21.53           $20.59
                                               ------           ------           ------           ------           ------
                                               ------           ------           ------           ------           ------
Total Return*                                     4.8 %            6.1 %           12.1 %           19.2 %           31.0 %
Net assets, end of year                  $392,610,975     $377,015,833     $536,157,945     $391,797,350     $254,438,325

RATIOS TO AVERAGE NET ASSETS:
   Expenses(1)                                    1.4 %            1.4 %            1.4 %            1.5 %            1.7 %
   Net investment (loss)/income                  (0.3)%           (0.2)%            0.3 %           (0.4)%           (0.3)%
Portfolio turnover rate                            83 %             55 %             89 %             83 %             98 %

  * Past performance is not predictive of future performance.

(1) For the year ended October 31, 2000, the ratio of expenses to average net assets without the effect of earnings credits was 1.4%.
    Effective November 1, 2000, the funds no longer receive earnings credits to offset expenses.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR:

FIRST EAGLE FUND OF AMERICA CLASS C

                                                     FOR THE YEAR ENDED OCTOBER 31,              MARCH 2, 1998**
                                                ----------------------------------------         THROUGH OCT. 31,
                                                 2001             2000             1999                1998
                                                 ----             ----             ----                ----
NET ASSET VALUE, BEGINNING OF YEAR              $19.62           $20.18           $21.43              $21.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                           (0.21)           (0.17)           (0.20)              (0.16)
   Net realized and unrealized gain               0.98             1.15             2.54                0.52
                                                ------           ------           ------              ------
Total income from investment operations           0.77             0.98             2.34                0.36
                                                ------           ------           ------              ------
LESS DISTRIBUTIONS FROM:
   Net realized gain                             (0.15)           (1.54)           (3.59)                 --
                                                ------           ------           ------              ------
Total distributions                              (0.15)           (1.54)           (3.59)                 --
                                                ------           ------           ------              ------
NET ASSET VALUE, END OF YEAR                    $20.24           $19.62           $20.18              $21.43
                                                ------           ------           ------              ------
                                                ------           ------           ------              ------
Total Return*                                      4.0 %            5.2 %           11.2 %               1.7 %'D'D'
Net assets, end of year                     $5,937,804       $6,884,260      $19,601,461            $674,944

RATIOS TO AVERAGE NET ASSETS:
   Expenses(1)                                     2.2 %            2.2 %            2.1 %               2.2 %'D'
   Net investment loss                            (1.0)%           (0.9)%           (0.9)%              (1.1)%'D'
Portfolio turnover rate                             83 %             55 %             89 %                83 %

    * Past performance is not predictive of future performance.

   ** Commencement of investment operations

  'D' Annualized

'D'D' Total return not annualized

  (1) For the year ended October 31, 2000, the ratio of expenses to average net assets without the effect of earnings credits was 2.2%.
      Effective November 1, 2000, the funds no longer receive earnings credits to offset expenses.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR:

FIRST EAGLE FUND OF AMERICA CLASS A

                                   FOR THE YEAR ENDED OCTOBER 31,     NOVEMBER 20, 1998**
                                  ---------------------------------   THROUGH OCTOBER 31,
                                       2001              2000                1999
                                       ----              ----                ----
NET ASSET VALUE, BEGINNING OF
 YEAR                                 $19.98            $20.42              $20.33
INCOME FROM INVESTMENT
 OPERATIONS
   Net investment loss                 (0.11)            (0.08)              (0.09)
   Net realized and unrealized
    gain                                1.00              1.18                1.93
                                      ------            ------              ------
Total income from investment
 operations                             0.89              1.10                1.84
                                      ------            ------              ------

LESS DISTRIBUTIONS FROM:
   Net realized gain                   (0.15)            (1.54)              (1.75)
                                      ------            ------              ------
Total distributions                    (0.15)            (1.54)              (1.75)
                                      ------            ------              ------
NET ASSET VALUE, END OF YEAR          $20.72            $19.98              $20.42
                                      ------            ------              ------
                                      ------            ------              ------

Total Return*                            4.5 %             5.8 %               8.6 %'D'D'
Net assets, end of year           $1,381,403        $1,241,295          $1,670,284

RATIOS TO AVERAGE NET ASSETS:
   Expenses(1)                           1.7 %             1.7 %               1.6 %'D'
   Net investment loss                  (0.5)%            (0.4)%              (0.4)%'D'
Portfolio turnover rate                   83 %              55 %                89 %

    * Past performance is not predictive of future performance.

   ** Commencement of investment operations

  'D' Annualized

'D'D' Total return not annualized

  (1) For the year ended October 31, 2000, the ratio of expenses to average net assets without the effect of earnings credits was 3.0%. Effective November 1, 2000, the funds no longer receive earnings credits to offset expenses.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR:

FIRST EAGLE INTERNATIONAL FUND CLASS Y

                                                                                                   FOR THE PERIOD
                                                   FOR THE YEAR ENDED OCTOBER 31,                 FROM JANUARY 1,
                                         ---------------------------------------------------      THRU OCTOBER 31,
                                          2001           2000           1999           1998             1997
                                          ----           ----           ----           ----             ----
NET ASSET VALUE, BEGINNING OF YEAR       $15.71         $16.18         $16.09         $16.17           $15.04
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                    (0.09)         (0.13)         (0.17)         (0.06)           (0.12)
   Net realized and unrealized
    (loss)/gain                           (4.03)          1.07           1.60           0.95             1.25
                                         ------         ------         ------         ------           ------
Total (loss)/income from investment
 operations                               (4.12)          0.94           1.43           0.89             1.13
                                         ------         ------         ------         ------           ------
LESS DISTRIBUTIONS FROM:
   Net realized gain                      (2.79)         (1.41)         (1.34)         (0.97)              --
                                         ------         ------         ------         ------           ------
Total distributions                       (2.79)         (1.41)         (1.34)         (0.97)              --
                                         ------         ------         ------         ------           ------
NET ASSET VALUE, END OF YEAR             $ 8.80         $15.71         $16.18         $16.09           $16.17
                                         ------         ------         ------         ------           ------
                                         ------         ------         ------         ------           ------
Total Return*                             (31.0)%          5.9 %          9.4 %          5.8 %            7.5 %'D'D'
Net assets, end of year             $21,008,195    $34,980,660    $34,781,555    $38,222,433      $36,320,210

RATIOS TO AVERAGE NET ASSETS:
   Expenses(1)                              2.4 %          2.1 %          2.4 %          2.4 %            2.3 %'D'
   Net investment loss                     (0.8)%         (0.7)%         (1.1)%         (0.5)%           (1.0)%'D'
Portfolio turnover rate                      68 %          120 %           87 %           85 %             54 %

                                         FOR THE YEAR
                                             ENDED
                                         DECEMBER 31,
                                             1996
                                             ----
NET ASSET VALUE, BEGINNING OF YEAR          $13.38
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                       (0.16)
   Net realized and unrealized
    (loss)/gain                               2.29
                                            ------
Total (loss)/income from investment
 operations                                   2.13
                                            ------
LESS DISTRIBUTIONS FROM:
   Net realized gain                         (0.47)
                                            ------
Total distributions                          (0.47)
                                            ------
NET ASSET VALUE, END OF YEAR                $15.04
                                            ------
                                            ------
Total Return*                                 15.9 %
Net assets, end of year                $32,105,280
RATIOS TO AVERAGE NET ASSETS:
   Expenses(1)                                 2.9 %
   Net investment loss                        (1.1)%
Portfolio turnover rate                        101 %

    * Past performance is not predictive of future performance.

  'D' Annualized

'D'D' Total return not annualized

  (1) For the year ended October 31, 2000, the ratio of expenses to average net assets without the effect of earnings credits was 2.2%.
      Effective November 1, 2000, the funds no longer receive earnings credits to offset expenses.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR:

FIRST EAGLE INTERNATIONAL FUND CLASS C

                                                                         MARCH 2, 1998
                                    FOR THE YEAR ENDED OCTOBER 31,          THROUGH
                                 ------------------------------------     OCTOBER 31,
                                  2001           2000           1999         1998**
                                  ----           ----           ----         ------
NET ASSET VALUE, BEGINNING OF
 YEAR                            $15.35         $15.95         $16.01        $16.90
INCOME FROM INVESTMENT
 OPERATIONS
   Net investment (loss)/income   (0.17)         (0.25)         (0.29)         0.84
   Net realized and unrealized
    (loss)/gain                   (3.88)          1.06           1.57         (1.73)
                                 ------         ------         ------        ------
Total (loss)/income from
 investment operations            (4.05)          0.81           1.28         (0.89)
                                 ------         ------         ------        ------
LESS DISTRIBUTIONS FROM:
   Net realized gain              (2.79)         (1.41)         (1.34)           --
                                 ------         ------         ------        ------
Total distributions               (2.79)         (1.41)         (1.34)           --
                                 ------         ------         ------        ------
NET ASSET VALUE, END OF YEAR     $ 8.50         $15.35         $15.95        $16.01
                                 ------         ------         ------        ------
                                 ------         ------         ------        ------
Total Return*                     (31.4)%          5.1 %          8.4 %        (5.3)%'D'D'
Net assets, end of year        $429,179       $733,877       $745,850      $307,738

RATIOS TO AVERAGE NET ASSETS:
   Expenses(1)                      3.2 %          2.9 %          3.2 %         2.9 %'D'
   Net investment (loss)/income    (1.6)%         (1.5)%         (1.9)%         7.0%'D'
Portfolio turnover rate              68 %          120 %           87 %          85 %

    * Past performance is not predictive of future performance.

   ** Commencement of investment operations

  'D' Annualized

'D'D' Total return not annualized

  (1) For the year ended October 31, 2000, the ratio of expenses to average net assets without the effect of earnings credits was 3.0%. Effective November 1, 2000, the funds no longer receive earnings credits to offset expenses.

FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR:

FIRST EAGLE INTERNATIONAL FUND CLASS A

                                    FOR THE YEAR ENDED OCTOBER 31,       MARCH 11, 1999
                                   ---------------------------------   THROUGH OCTOBER 31,
                                        2001              2000               1999**
                                        ----              ----               ------
NET ASSET VALUE, BEGINNING OF
 YEAR                                  $15.64            $16.15              $15.06
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                  (0.14)            (0.17)              (0.15)
   Net realized and unrealized
    (loss)/gain                         (3.98)             1.07                1.24
                                       ------            ------              ------
Total (loss)/income from
 investment operations                  (4.12)             0.90                1.09
                                       ------            ------              ------
LESS DISTRIBUTIONS FROM:
   Net realized gain                    (2.79)            (1.41)                 --
                                       ------            ------              ------
Total distributions                     (2.79)            (1.41)                 --
                                       ------            ------              ------
NET ASSET VALUE, END OF YEAR           $ 8.73            $15.64              $16.15
                                       ------            ------              ------
                                       ------            ------              ------
Total Return*                           (31.2)%             5.7 %               7.2 %'D'D'
Net assets, end of year               $53,537           $74,161             $72,305

RATIOS TO AVERAGE NET ASSETS:
   Expenses(1)                            2.8 %             2.4 %               2.7 %'D'
   Net investment loss                   (1.2)%            (1.0)%              (1.6)%'D'
Portfolio turnover rate                    68 %             120 %                87 %

    * Past performance is not predictive of future performance.

   ** Commencement of investment operations

  'D' Annualized

'D'D' Total return not annualized

  (1) For the year ended October 31, 2000, the ratio of expenses to average net assets without the effect of earnings credits was 2.5%. Effective November 1, 2000, the funds no longer receive earnings credits to offset expenses.

The Shareholders and Board of Trustees of
First Eagle Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of First Eagle Fund of America and First Eagle International Fund as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended with respect to First Eagle Fund of America and for each of the four years in the period then ended, and the period from January 1, 1997 to October 31, 1997 and the year ended December 31, 1996 with respect to First Eagle International Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered we performed other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material aspects, the financial positions of First Eagle Fund of America, and First Eagle International Fund as of
October 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended with respect to First Eagle Fund of America, and for each of the four years in the period then ended, and the period from January 1, 1997 to October 31, 1997 and the year ended December 31, 1996 with respect to First Eagle International Fund, in conformity with accounting principles generally accepted in the United States of America.



                                             KPMG LLP

New York, New York
December 21, 2001

                               FIRST EAGLE FUNDS

                                TAX INFORMATION
                       FISCAL YEAR ENDED OCTOBER 31, 2001
                                  (Unaudited)

The following tax information represents the designation of various tax attributes relating to the fiscal year ended October 31, 2001:

CAPITAL GAINS DISTRIBUTIONS

Capital gains distributions paid to shareholders by the Funds during the fiscal year ended October 31, 2001, whether taken in shares or in cash, were designated as follows:

First Eagle Fund of America                                           $2,740,380
First Eagle International Fund                                        $2,204,490

The above figures may differ from those cited elsewhere in the report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (financial reporting) purposes and Internal Revenue Service
(tax) purposes.

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





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






                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FIRST EAGLE FUNDS
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105-4300
TOLL FREE (800) 451-3623
TRANSFER AGENT FAX: (816) 843-4039
WEBSITE: WWW.FIRSTEAGLEFUNDS.COM

TRUSTEES
JOHN P. ARNHOLD
CANDACE K. BEINECKE
EDWIN J. EHRLICH
K. GEORG GABRIEL
ROBERT J. GELLERT
JAMES E. JORDAN
MICHAEL M. KELLEN, Vice Chairman of the Board
WILLIAM M. KELLY
STANFORD S. WARSHAWSKY, Chairman of the Board

OFFICERS
JOHN P. ARNHOLD, Co-President
HAROLD J. LEVY, Co-President
DAVID L. COHEN, Senior Vice President
ARTHUR F. LERNER, Senior Vice President
ROBERT BRUNO, Vice President, Secretary and Treasurer
TRACY SALTWICK, Vice President
EDWIN OLSEN, Vice President
ANDREW DeCURTIS, Vice President
STEFANIE SPRITZLER, Asst. Treasurer
WINNIE CHIN, Asst. Treasurer
SUZAN J. AFIFI, Asst. Secretary

INVESTMENT ADVISER
ARNHOLD AND S. BLEICHROEDER ADVISERS, INC.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

TRANSFER AGENT
DST SYSTEMS, INC.
330 West 9th Street
Kansas City, MO 64105

LEGAL COUNSEL
SHEARMAN & STERLING
599 Lexington Avenue
New York, NY 10022

INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.




                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'